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                                                                    EXHIBIT 23.3


                        INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration No. 333-35377 of EXCEL Communications, Inc. of our report dated February 7, 1997 (related to the financial statements of Telco Communications Group, Inc.), appearing in the annual report on Form 10-K of Telco Communications Group, Inc. for the year ended December 31, 1996.


                                                DELOITTE & TOUCHE LLP


Richmond, Virginia
October 17, 1997